UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 6, 2013

ARMOUR Residential REIT, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

On September 6, 2013, ARMOUR Residential REIT, Inc. (“ARMOUR”) filed a slide deck presentation, to be presented by ARMOUR’s Co-Chief Executive Officers, Jeffrey J. Zimmer and Scott J. Ulm, its Chief Financial Officer, James R. Mountain, and its Chief Operating Officer, Mark Gruber, to participants at the Barclays Global Financial Services Conference on September 11, 2013. The slide deck presentation contains updates on ARMOUR’s financial position, business and operations. Attached as Exhibit 99.1 to this report is the slide deck presentation to be presented at the Conference.

The slide deck presentation attached to this report as Exhibit 99.1 is furnished pursuant to this Item 7.01 and shall not be deemed filed in this or any other filing of ARMOUR under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide Deck Presentation to be presented at the Barclays Global Financial Services Conference, dated September 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2013

ARMOUR RESIDENTIAL REIT, INC.

By: /s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer

Title: Co-Chief Executive Officer, President and Co-Vice Chairman

Exhibit Index

Exhibit No.	Description
99.1	Slide Deck Presentation to be presented at the Barclays Global Financial Services Conference, dated September 11, 2013